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                                  EXHIBIT 10.7.4

               Form of Notice of Grant of Automatic Stock Option

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                          WESTERN STAFF SERVICES. INC.

                    NOTICE OF GRANT OF NON-EMPLOYEE DIRECTOR
                             AUTOMATIC STOCK OPTION



     Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of Western Staff Services, Inc. (the "Corporation"):

     OPTIONEE:  1-

     GRANT DATE:  2-

     EXERCISE PRICE:  $3- per share

     NUMBER OF OPTION SHARES:  4- shares

     EXPIRATION DATE:  5-

     TYPE OF OPTION:  Non-Statutory Stock Option

     EXERCISE SCHEDULE: The option shall become fully exercisable for the Option Shares upon Optionee's completion of one (1) year of service as a member of the Corporation's Board of Directors (the "Board") measured from the Grant Date. In no event shall the Option become exercisable for any additional Option Shares after Optionee's cessation of Board service.

     Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the automatic option grant program under the Western Staff Services, Inc. 1996 Stock Option/Stock Issuance Plan (the "Plan"). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Automatic Stock Option Agreement attached hereto as Exhibit A.

     Optionee hereby acknowledges receipt of a copy of the official prospectus for the Plan in the form attached hereto as Exhibit B. A copy of the Plan is available upon request made to the Corporate Secretary at the Corporation's principal offices.

     DEFINITIONS. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Automatic Stock Option Agreement.

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          NO IMPAIRMENT OF RIGHTS.  Nothing in this Notice or the attached
Automatic Stock Option Agreement or in the Plan shall interfere with or otherwise restrict in any way the rights of the Corporation and the Corporation's stockholders to remove Optionee from the Board at any time in accordance with the provisions of applicable law.


DATED: __________________, 199___


                                    WESTERN STAFF SERVICES, INC.


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


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                                    OPTIONEE

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                                    Address:

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ATTACHMENTS

EXHIBIT A - STOCK OPTION AGREEMENT
EXHIBIT B - PLAN SUMMARY AND PROSPECTUS

                                       2.

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                                   EXHIBIT A

                        AUTOMATIC STOCK OPTION AGREEMENT

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                                   EXHIBIT B

                          PLAN SUMMARY AND PROSPECTUS